EX-99-B.14.1

                                POWER OF ATTORNEY

I, the undersigned Director and President of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, Megan
L. Dunphy, Michael A. Pignatella and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75960               33-75998                333-30694
2-52449               33-75962               33-75996                333-49593
33-02339              33-75964               33-76000                333-49599
33-34370              33-75966               33-76002                333-56297
33-34583              33-75968               33-76004                333-72079
33-42555              33-75970               33-76018                333-84299
33-60477              33-75972               33-76024                333-87305
33-61897              33-75974               33-76026                333-89953
33-62473              33-75976               33-79118
333-01107             33-75978               33-79122
33-63611              33-75980               33-81216
33-64277              33-75982               33-87642
33-64331              33-75984               33-87932
33-75248              33-75986               33-88720
33-75954              33-75988               33-88722
33-75956              33-75990               33-88724
33-75958              33-75992               33-89858
333-15817             33-75994               33-91846
333-24645             333-09515              333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-09665         811-2512          811-2513          811-4536          811-5906

hereby ratifying and confirming on this 22nd day of March, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

        Signature/Title
        ---------------

    /s/ Thomas J. McInerney
---------------------------------
      Thomas J. McInerney
    Director and President
 (Principal Executive Officer)

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, Megan L. Dunphy, Michael A. Pignatella and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75960                33-75998               333-30694
2-52449               33-75962                33-75996               333-49593
33-02339              33-75964                33-76000               333-49599
33-34370              33-75966                33-76002               333-56297
33-34583              33-75968                33-76004               333-72079
33-42555              33-75970                33-76018               333-84299
33-60477              33-75972                33-76024               333-87305
33-61897              33-75974                33-76026               333-89953
33-62473              33-75976                33-79118
333-01107             33-75978                33-79122
33-63611              33-75980                33-81216
33-64277              33-75982                33-87642
33-64331              33-75984                33-87932
33-75248              33-75986                33-88720
33-75954              33-75988                33-88722
33-75956              33-75990                33-88724
33-75958              33-75992                33-89858
333-15817             33-75994                33-91846
333-24645             333-09515               333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-09665           811-2512         811-2513         811-4536         811-5906

hereby ratifying and confirming on this 22nd day of March, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

    Signature/Title
    ---------------

 /s/ Shaun P. Mathews
------------------------
   Shaun P. Mathews
       Director

                                POWER OF ATTORNEY

I, the undersigned Director and Chief Financial Officer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie E. Rockmore, Kirk P. Wickman, Megan L. Dunphy, Michael A. Pignatella and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                33-75960               33-75998              333-30694
2-52449                33-75962               33-75996              333-49593
33-02339               33-75964               33-76000              333-49599
33-34370               33-75966               33-76002              333-56297
33-34583               33-75968               33-76004              333-72079
33-42555               33-75970               33-76018              333-84299
33-60477               33-75972               33-76024              333-87305
33-61897               33-75974               33-76026              333-89953
33-62473               33-75976               33-79118
333-01107              33-75978               33-79122
33-63611               33-75980               33-81216
33-64277               33-75982               33-87642
33-64331               33-75984               33-87932
33-75248               33-75986               33-88720
33-75954               33-75988               33-88722
33-75956               33-75990               33-88724
33-75958               33-75992               33-89858
333-15817              33-75994               33-91846
333-24645              333-09515              333-27337

Registration Statements filed under the Investment Company Act of 1940:

811-09665           811-2512         811-2513         811-4536         811-5906

hereby ratifying and confirming on this 22nd day of March, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

            Signature/Title
            ---------------

        /s/ Catherine H. Smith
---------------------------------------
          Catherine H. Smith
 Director and Chief Financial Officer

                                POWER OF ATTORNEY

I, the undersigned Vice President, Corporate Controller and Assistant Treasurer of Aetna Life Insurance and Annuity Company, hereby constitute and appoint Julie
E. Rockmore, Kirk P. Wickman, Megan L. Dunphy, Michael A. Pignatella and J. Neil McMurdie and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

2-52448                33-75960             33-75998               333-30694
2-52449                33-75962             33-75996               333-49593
33-02339               33-75964             33-76000               333-49599
33-34370               33-75966             33-76002               333-56297
33-34583               33-75968             33-76004               333-72079
33-42555               33-75970             33-76018               333-84299
33-60477               33-75972             33-76024               333-87305
33-61897               33-75974             33-76026               333-89953
33-62473               33-75976             33-79118
333-01107              33-75978             33-79122
33-63611               33-75980             33-81216
33-64277               33-75982             33-87642
33-64331               33-75984             33-87932
33-75248               33-75986             33-88720
33-75954               33-75988             33-88722
33-75956               33-75990             33-88724
33-75958               33-75992             33-89858
333-15817              33-75994             33-91846
333-24645              333-09515            333-27337

Registration Statements filed under the Investment Company Act of 1940:

                                        >
811-09665           811-2512         811-2513         811-4536         811-5906

hereby ratifying and confirming on this 22nd day of March, 2000, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                        Signature/Title
                        ---------------

                     /s/ Deborah Koltenuk
----------------------------------------------------------------
                       Deborah Koltenuk
 Vice President, Corporate Controller and Assistant Treasurer